                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         WASHINGTON, DC 20549

                                                               FORM 8-K
                                                            CURRENT REPORT

                                                    PURSUANT TO SECTION 13 OR 15(d)
                                                OF THE SECURITIES EXCHANGE ACT OF 1934

                                                             June 20, 2001
                                                             -------------
                                                   (Date of earliest event reported)

                                                     Commission file number 1-7349

                                                           BALL CORPORATION
                                                           ----------------
                                        (Exact name of Registrant as specified in its charter)

                              Indiana                    1-7349                  35-0160610
                              -------                    ------                  ----------
                            (State of                  Commission               IRS Employer
                           Incorporation)               File No.)             Identification No.)

                                     10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
                                     -------------------------------------------------------------
                                     (Address of principal executive offices, including zip code)

                                                            (303) 469-5511
                                                            --------------
                                         (Registrant's telephone number, including area code)

                                                            Not Applicable
                                                            --------------
                                     (Former name or former address, if changed since last report)

                                                           Ball Corporation
                                                      Current Report on Form 8-K
                                                          Dated June 20, 2001

Item 9. Regulation FD Disclosure

Ball Corporation announced today that it will exit the general line metal can manufacturing business in China and reduce its aluminum beverage can manufacturing capacity there.  The Company said it will record in the second quarter an after-tax charge of approximately $185 million in connection with those actions in China.

The Company also announced that it will dispose of two commercial aerospace and technologies segment developmental product lines that have not been profitable, resulting in an after-tax charge of approximately $10 million.

The text of the press release disseminated by the Company on June 20, 2001, is filed with this report as Exhibit 99.1.

                                                           Ball Corporation
                                                      Current Report on Form 8-K
                                                          Dated June 20, 2001

                                                             EXHIBIT INDEX

                                Description                                              Exhibit
                                -----------                                              -------

Text of Press Release Disseminated by the Registrant on       June 20, 2001              EX-99.1
(Filed herewith)

                                                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             Ball Corporation
                                                             (Registrant)

By:                 /s/ R. David Hoover
                    -------------------------------------------------------
                    Name:  R. David Hoover
                    Title:  President and Chief Executive Officer

Date:               June 20, 2001